SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ALPINE 4 TECHNOLOGIES LTD.
(Name of the Registrant as Specified In Its Charter)
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Explanatory Note: The Proxy Statement for Alpine 4 Technologies Ltd. ("Alpine 4") was mailed to all of the shareholders of Alpine 4 on or about April 8, 2016, in satisfaction of Delaware state law notice requirements.

Alpine 4 Technologies, Ltd 2016 Annual Shareholder Meeting

Dear Fellow Shareholder:
It is my pleasure to invite you to join us at the 2016 Annual Meeting of Shareholders of Alpine 4 Technologies, Ltd. to be held on Saturday, April 23, 2016 at 1:30 PM Arizona Time, at the ASU SkySong Technology Center.  Located at 1475 North Scottsdale Road, Scottsdale, AZ 85257.
At this year's meeting, we will vote on the election of four directors and the ratification of the selection of Malone & Bailey, LLP as the company's independent registered public accounting firm, as well as holding advisory votes on our executive compensation and the frequency of compensation reviews.  We will also conduct a 2016 review of our going forward financial plan, have a product demo of our 6th Sense Auto product and go over several other exciting topics.
To attend the meeting, you must RSVP via RSVPIFY.COM by April 15, 2016.  Our meeting is capped at 400 people, so it's first come, first served, and is limited to one immediate family member who is 21 years of age or older that may accompany a shareholder as a guest.
Your vote is very important. I encourage you to complete, sign and return your proxy card prior to the meeting, so that your shares will be represented and voted at the meeting even if you cannot attend.

March 23, 2016

Sincerely,

Kent B. Wilson
Chief Executive officer and President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2016
The Company's Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2015 are available, free of charge, at http://www.alpine4.com/#!annual-shareholder-meeting-proxy/ekozy

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS OF ALPINE 4 TECHNOLOGIES, LTD.
DATE AND TIME:	Saturday, April 23, 2015 at 1:30 PM, Arizona Time
PLACE:	The SkySong Technology Center Innovation Room, 1475 North Scottsdale Road, Scottsdale, AZ 85257
ITEMS OF BUSINESS:

1)  To elect four directors: Kent B. Wilson, Scott Edwards, Charles Winters, and Ian Kantrowitz. Each to serve until the next annual meeting of the shareholders or until a successor has been elected and qualified;

2) To ratify the appointment of Malone Bailey LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2016;
3) To consider and vote upon an advisory, non-binding resolution to approve our executive compensation as described in this Proxy Statement;
4) To consider and vote upon an advisory, non-binding proposal with respect to the frequency that stockholders will vote on our executive compensation, and;
5) To transact such other business as may properly come before the Annual Meeting, or any postponement(s) or adjournment(s) thereof.
CORPORATE REVIEW:
1) 2016 Corporate Overview
2) 6th Sense Auto – Overview and Vision Plan
3) Quality Circuit Assembly – Vision Plan
4) Acquisition Model – Overview
5) Advisory Board (ABOD) Introduction
6) Discussion on your shares of stock - Which market they will be traded on, how to deposit your stock certificate with a dedicated broker dealer, etc.
WHO CAN VOTE:	You are entitled to vote if you were a shareholder of record at the close of business on March 31, 2016.
VOTING:
We urge you to participate in the meeting, either by attending and voting in person or by voting through other acceptable means as promptly as possible. You may vote in person, through the internet or by mailing your completed and signed proxy card (or voting instruction form, if you hold your shares through a broker, bank or other nominee). Each share is entitled to one vote on each matter to be voted upon at the annual meeting. Your vote is important and we urge you to vote.

MEETING ADMISSION:
If you plan to attend the meeting, you must RSVP in advance.  You will receive an online RSVP from RSVPIFY.COM.  If you do not receive and RSVP, you may also request admission by emailing srigney@alpine4.com.

2015 ANNUAL REPORT:	A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 accompanies this Proxy Statement.
DATE OF DISTRIBUTION:	This Notice, the Proxy Statement and proxy card are first being made available or mailed to shareholders on or about April 8, 2015.

By Order of the Board of Directors,
Charles Winters
/s/ Charles Winters
Chairman of the Board

PROXY STATEMENT
FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS
 APRIL 23, 2016
SOLICITATION, EXERCISE AND REVOCATION OF PROXIES
The accompanying proxy is solicited by and on behalf of the Board of Directors (the "Board") of Alpine 4 Technologies, Ltd., a Delaware corporation (the "Company") to be voted at the Annual Meeting to be held at the ASU SkySong Technology Center, 1475 North Scottsdale Road, Scottsdale, AZ, at 1:30 pm Mountain Standard Time, and any and all adjournment(s) or postponement(s) thereof. In addition to the original solicitation by mail or through the internet, certain of the Company's officers, directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies by telephone or in person. The Company has not specially engaged employees or solicitors for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Common Stock, will be borne by the Company. You may vote in person at the Annual Meeting, if you wish, even though you have previously mailed in your proxy or voted via telephone or the internet, as set forth in more detail in this Proxy Statement. This Proxy Statement and the accompanying proxy are being made available to the Company's stockholders via the internet on or about March 30th, 2016, and are being filed with the Securities and Exchange Commission on or about such date. The proxy solicitation materials will also be first mailed on or about April 9th, 2016, to all stockholders entitled to vote at the Annual Meeting.   Unless otherwise indicated, "Alpine 4," the "Company," "we," "us" and "our" shall refer to Alpine 4 Technologies Ltd.

The persons named as proxies, Kent B. Wilson and Charles Winters, were designated by the Board. All properly executed proxies will be voted (except to the extent that authority has been withheld) and where a choice has been specified by the stockholder as provided in the proxy, it will be voted in accordance with the specifications so made. Proxies submitted without specification will be voted FOR the election of each of the four nominees to serve as directors on our Board listed in the Proxy Statement, and FOR the ratification of the appointment of Malone Bailey LLP to serve as our independent registered public accountants for the year ending December 31, 2016.

Any stockholder may revoke a proxy at any time before it is voted at the meeting by a proxy bearing a later date. A proxy may also be revoked by any stockholder delivering a written notice of revocation to the Secretary of the Company at 4742 N. 24th Street, Suite 300, Phoenix AZ 85016, Attn: Corporate Secretary, or by voting in person at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Purpose
At the Annual Meeting, stockholders will be asked to elect four directors, to ratify the appointment of Malone Bailey LLP to serve as our independent registered public accountants for the year ending December 31, 2016, to provide non-binding advisory votes on executive compensation and the frequency of the stockholder vote on executive compensation, and to transact such other business as may properly come before the Annual Meeting. The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the preceding Notice and are described in more detail in this Proxy Statement.

Voting Securities
The holders of shares of our Class A and Class B common stock (collectively, the "Common Stock") are entitled to vote on all matters that properly come before the Annual Meeting.  The Class B Common Stock votes with our Class A Common Stock. As of the Record Date, we had 16,000,000 shares of Class B Common Stock outstanding. The holders of the outstanding Series B Preferred Stock will be entitled to a total of 160,000,000 votes on all matters properly brought before the Annual Meeting.
If, as of the Record Date, you are a registered holder (meaning that your shares of Common Stock are registered in our records as being held in your name), then you may vote on matters presented at the Annual Meeting in the following ways:

•	by proxy: you may complete the proxy card and mail it to the Company;
•	by online via a portal supplied by Vstock Transfer; or
•	in person: you may attend the Annual Meeting and cast your vote there.
If, as of the Record Date, you are a beneficial owner whose shares of Common Stock are held in "street-name" by a bank, broker or other record holder, please refer to your voting instructions card and other materials forwarded by the record holder for information on how to instruct the record holder to vote on your behalf.  If you are a registered holder and vote by proxy, the individuals named on the enclosed proxy card will vote your shares of Class A or Class B Common Stock in the way that you indicate. When completing the proxy card, you may specify whether your shares of Class A or Class B Common Stock should be voted for or against or to abstain from voting on all, some or none of the matters presented at the Annual Meeting.  If you do not indicate how your shares of Common Stock should be voted on a matter, the shares of Common Stock represented by your properly submitted proxy will be voted as the Board recommends. If you choose to vote by mailing a proxy card, your proxy card must be filed with the Corporate Secretary prior to or at the commencement of the Annual Meeting.

Registered holders who vote by sending in a signed proxy will not be prevented from attending the Annual Meeting and voting in person. You have the right to revoke a proxy at any time before it is exercised by (a) executing and returning a later dated proxy, (b) giving written notice of revocation to the Company's Corporate Secretary at 4742 N. 24th Street, Suite 300, Phoenix AZ 85016, or (c) attending the Annual Meeting and voting in person.  In order to attend the Annual Meeting and vote in person, a beneficial holder whose shares are held in "street name" by a bank, broker or other record holder must follow the instructions provided by the record holder for voting in person at the Annual Meeting. The beneficial holder also must obtain from the record holder and present at the Annual Meeting a written proxy allowing the beneficial holder to vote the shares of Common Stock in person.

IT IS IMPORTANT THAT PROXIES BE SUBMITTED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD, OR SUBMIT THEIR VOTE VIA DOCUSIGN , AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

If you receive more than one proxy card because your shares are registered in different names or at different addresses, please provide voting instructions for all proxy cards you receive so that all of your shares of Common Stock will be represented at the Annual Meeting. The Company is delivering Proxy Statements and Annual Reports to those stockholders who have requested physical delivery of the Proxy Statement and related materials and who are sharing an address unless it receives contrary instructions from one or more of the stockholders. If you are a stockholder residing at a shared address and would like to request an additional copy of the Proxy Statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the Proxy Statement or Annual Report if you are currently receiving multiple copies), please send your request to the Company, Attn: Corporate Secretary at the address noted above or call us at 855-777-0077, Ext 801.

Record Date, Quorum and Voting Requirements
Record Date
To be able to vote, you must have been a stockholder as of the Record Date, March 23, 2016. As of the Record Date, we had 208,705,219 shares of Class A common stock,  par value $0.0001, issued and outstanding and 16,000,000 shares of Class B common stock, par value par value $0.0001,  issued and outstanding.  Each share of Class A Common Stock is entitled to one (1) vote, and each share of Class B Common Stock is entitled to ten (10) votes.

Quorum
For business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either in person or by proxy, of holders of shares of the Company's Class A and Class B Common Stock entitled to vote and representing at least a majority of the Company's outstanding voting power will constitute a quorum for the transaction of business. Accordingly, shares representing at least 104,352,610 Class A votes and 8,000,001 Class B votes must be present in person or by proxy at the Annual Meeting. Abstentions will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Required Vote
For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who vote for or against, abstain or withhold their vote from a matter are considered stockholders who are present and entitled to vote and count toward the quorum. The effect of proxies marked "withheld" as to any director nominee or "abstain" as to a particular proposal is discussed under each respective proposal below.

Proposal One: Election of Directors. Our directors will be elected by a plurality of votes cast at the Annual Meeting.  This means that the four nominees for director who receive the most votes will be elected.  Only votes "for" or "against" affect the outcome. Abstentions are not counted for the purposes of election of directors. Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated by our Board or for such lesser number of nominees as may be prescribed by the Board. Votes cast for the election of any nominee who has become unavailable will be disregarded.

Proposal Two: Ratification of Malone Bailey LLP as our Independent Registered Public Accountants. Ratification of Malone Bailey requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Three: Advisory Vote on Executive Compensation.  An advisory, non-binding resolution to approve executive compensation as described in this Proxy Statement.  The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the "ABSTAIN" box has been selected on the proxy card, is required for the approval of this non-binding resolution.  While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board.

Proposal Four: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation. An advisory, non-binding vote with respect to the frequency that stockholders will vote on our executive compensation.  Generally, approval of any matter presented to stockholders requires the affirmative vote of a majority of the votes cast.  However, because this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the Company's stockholders.  While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board.  Although this vote is not binding, the Board will take into account the outcome of this vote in making a determination on the frequency that advisory votes on executive compensation will be included in our proxy statements.

Other Matters: For each other matter brought before the stockholders at the Annual Meeting for a vote, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for approval. If you are present at the Annual Meeting but do not vote on any of these proposals, or if you have given a proxy and abstain on any of these proposals, this will have the same effect as if you voted against the proposal. If there are broker non-votes on the issue, the shares not voted will have no effect on the outcome of the proposal.

Revocability of Proxies
Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, located at 4742 N. 24th Street, Suite 300, Phoenix AZ 85016, Attn: Corporate Secretary, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Stockholder Proposals for 2017 Annual Meeting of Stockholders
Any stockholder desiring to submit a proposal for action at the 2017 annual meeting of stockholders and presentation in the Company's proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company's offices, 4742 N. 24th Street, Suite 300, Phoenix AZ 85016.  The deadline for submittal of stockholder proposals for the next regularly scheduled annual meeting will be not less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting.  A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a−8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

Additionally, under Rule 14a-4, as promulgated under the Exchange Act, if a stockholder fails to notify the Company of a proposal at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.

PROPOSAL 1
ELECTION OF DIRECTORS
Our board of directors currently consists of four directors.  As of the date of this Proxy Statement, our directors were Kent B. Wilson, Charles Winters, Scott Edwards, and Ian Kantrowitz.  Management has nominated Kent B. Wilson, Charles Winters, Scott Edwards, and Ian Kantrowitz to serve as the Directors. The term of the Directors who are elected at the Annual Meeting will expire at the next annual meeting of our stockholders, or at such time as their successors are elected and qualified.

It is intended that shares represented by the proxies will be voted FOR the election to the Board of the persons named below unless authority to vote for nominees has been withheld in the proxy. Proxies marked "withheld" as to one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. Although each of the persons named below has consented to serve as a director if elected and the Board has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board.

The following lists the four nominees for election as directors at the Annual Meeting and the four directors of our Company whose term of office will continue after the Annual Meeting, and includes as to each person how long such person has been a director of our company, such person's professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board. The number of shares of our Class A and Class B Common Stock beneficially owned by each director, as of March 23, 2016, is set forth in this proxy statement under the caption "Beneficial Ownership of Securities."

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.
Nominees for Election as Directors
As of the date of this Proxy Statement, the officers and directors of Alpine 4 were the following:

Name	Age	Board Member/Position
Kent B. Wilson	43	Director
Charles Winters	39	Chairman of the Board
Scott Edwards	61	Director
Ian Kantrowitz	35	Director

Biographical Information for Kent B. Wilson

Kent Wilson is the President/CEO/CFO of Alpine 4 Technologies, Ltd and serves on its Board of Directors.

Before being named CEO/CFO in June 2014, Mr. Wilson was the Chief Financial Officer of United Petroleum, Inc. and was responsible for all of the company's financial and reporting operations, including end-to-end management of company's supply chain, and financial support systems.  In prior years he also served as the Chief Executive Officer of Crystal Technologies, Ltd a technology company serving both the automotive industry and the insurance industry.  Kent played a key and critical role in the development and deployment of a strategic web-based insurance platform for automobile dealerships.

Mr. Wilson earned his MBA from Northcentral University and considers himself a "University of Arizona Wildcat". He also spent 4 years studying at the University of Arizona before earning his undergraduate degree in Management from the University of Phoenix.

Mr. Wilson also serves on the Board of Directors for Restoration Ministries dba Crossroads Youth Intervention a faith based organization dedicated to helping at risk children of the working poor in downtown Phoenix.

On August 21, 2014, Mr. Wilson formed a corporation, WBK 1 Inc., a Delaware corporation.  On September 17, 2014, WBK 1 Inc. filed a Form 10 with the U.S. Securities and Exchange Commission.  WBK 1 Inc. is a "shell company" as defined in the rules of the SEC.  Mr. Wilson was the Chief Executive Officer, Secretary, Treasurer and Director of WBK 1 Inc. from its inception through December 28, 2014, when he sold all of his ownership in WBK 1 to an unrelated third party.  WBK 1 disclosed the change in ownership in a Current Report filed with the Commission on December 29, 2014.  There is no relationship between Alpine 4, AutoTek, and WBK 1 Inc.

Biographical Information for Charles Winters

Mr. Winters is an automotive executive with over 10 years of automotive dealership experience.  He is also a principal in several automotive dealerships and repair shops throughout the southwest.  Mr. Winters holds a Bachelor's Degree in Economics from Auburn University.

Biographical Information for Scott Edwards

Mr. Edwards is automotive sales and marketing executive with over 19 years of experience in the automotive industry.  He currently represents a large national automotive franchise distributorship and has extensive knowledge of the inner workings of the retail and wholesale automotive market.

Biographical Information for Ian Kantrowitz

As Director of Investor Relations, Mr. Kantrowitz is accountable for creating and presenting a consistently applied investment message to our shareholders and the investment community on behalf of Alpine 4. Furthermore, he is responsible for monitoring and presenting management with the opinions of the investment community regarding the company's performance.

Prior to joining the Alpine 4 team, Mr. Kantrowitz was a project manager for two major homebuilders in Phoenix, AZ, Continental Homes and Engle Homes.  Mr. Kantrowitz has also been actively involved in the automotive industry where his in-depth knowledge of the auto industry lends a valuable perspective to our in-house product, 6th Sense Auto. Additionally, he was a top performing banker for Wells Fargo Bank, ranked number 5 in the country.

Board Meeting and Attendance
During fiscal year 2015, our Board held several meetings in person or by telephone. Members of our Board were provided with information between Board meetings regarding the Company's operations and were consulted on an informal basis with respect to pending business.  Each director attended at least 67% of the total number of Board meetings and the meetings held by all committees of our Board on which such director served during the year.

Director Independence

Alpine 4 is not required by any outside organization (such as a stock exchange or trading facility) to have independent directors.

Board Leadership Structure
We have chosen to split the roles of Chairman of the Board and Chief Executive Officer. Mr. Wilson serves as Chief Executive Officer while Mr. Winters is currently the non-executive Chairman of the Board. The Board believes that this structure is appropriate for the Company and provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our stockholders, that the interests of management and our stockholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our stockholders.

Board's Role in Risk Management
The Board provides oversight with respect to our management of risk, both as a whole and through its standing committees. The Board typically reviews and discusses with management at each of its regular quarterly meetings information presented by management relating to our operational results and outlook, including information regarding risks related to our business and operations, as well as risks associated with the markets we serve. At least annually, the Board reviews and discusses an overall risk assessment conducted by management and the strategies and actions developed and implemented by management to monitor, control and mitigate such risks.
The Board of Directors does not have a separate Audit Committee or Compensation Committee, and as such, the Board of Directors as a whole performs the functions of an audit committee.  The Board also provides risk oversight, focusing in particular on financial and credit risk. The Board oversees the management of such risks, generally as part of its responsibilities related to the review of our financial results and our internal control over financial reporting, and specifically in connection with its consideration of particular actions being contemplated by us, such as financing activities. The Board, acting as a compensation committee, has responsibility for overseeing the management of risk related to our compensation policies and practices. The Board considers risks associated with our business in developing compensation policies and the components of our executive compensation program, and periodically reviews and discusses assessments conducted by management with respect to risk that may arise from our compensation policies and practices for all employees.

Committees of the Board
As noted above, the Board of Directors does not presently have any committees.  The Board anticipates forming an Audit Committee, a Compensation Committee, and a Nominating Committee, or committees performing similar functions, as operations develop. None of the Directors qualifies as an audit committee financial expert.
Nomination of Directors
Nominees for the Board at the Annual Meeting were recommended by our Board of Directors. In identifying potential nominees, the Board took into account such factors as it deemed appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management, director independence, and the need for specialized expertise.

The Board seeks to identify director nominees through a combination of referrals, including referrals provided by management, existing members of the Board and our stockholders, and direct solicitations, where warranted. Referrals of director nominees should be sent to the Board of Directors, c/o Chief Financial Officer, Alpine 4 Technologies Ltd., 4742 N. 24th Street, Suite 300, Phoenix, AZ 85016. All referrals will be compiled by the Chief Financial Officer and forwarded to the Board for their review and consideration. At a minimum, a recommendation should include the individual's name, current and past business experience, professional affiliations, age, stock ownership in the Company, particular business qualifications, and such other information as the stockholder deems relevant to assist the Board in considering the individual's potential service as a director.

Communications with the Board
Stockholders may communicate with the Board or any individual director by sending written communications addressed to the Board, or to the individual member of the Board, c/o Chief Financial Officer, Alpine 4 Technologies Ltd., 4742 N. 24th Street, Suite 300, Phoenix, AZ 85016.  All communications are compiled by the Chief Financial Officer and forwarded to the Board or the individual director(s) accordingly.

Code of Ethics
During the year ended December 15, 2015, the Board of Directors adopted a Code of Business Conduct that applies to the Board of Directors and to all employees of the Company, which includes our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions.  The Company has provided a copy of the Company's Code of Business on the Company's website at: http://www.alpine4.com/#!code-of-conduct/c1bnw. (Please note: information contained on the Company's website does not constitute part of this Proxy Statement.)

Director Attendance at Annual Meetings
Directors are encouraged to attend annual meetings of stockholders.

EXECUTIVE OFFICERS
Our current executive officers are as follows:

Name	Age	Officer/Position
Kent B. Wilson	43	President, Chief Executive Officer, Chief Financial Officer

All officers serve at the discretion of the Board.

For additional information with respect to Mr. Wilson, who also serves as a member of our Board, please refer to his profile set forth above under the section titled "ELECTION OF DIRECTORS."

Family Relationships

There are no family relationships among any of our directors and executive officers.

EXECUTIVE COMPENSATION
As discussed more below, Alpine 4 entered into employment agreements with both Mr. Battaglini and Mr. Wilson in 2014.  On April 29, 2015, Mr. Battaglini resigned from all positions with Alpine 4, terminated his employment agreement, and waived all rights to any severance payments under the Employment Agreement.

Kent Wilson

Additionally, on July 16, 2014, the Company entered into an employment agreement with Kent B. Wilson (the "Wilson Agreement"), the Company's Chief Executive Officer, and Chief Financial Officer.  The Wilson Agreement provides, in part:

-	The term of Mr. Wilson's employment began on July 16, 2014 and automatically renews at the end of each year, unless Mr. Wilson's employment with the Company is terminated.

-	Mr. Wilson's principal duties, as Chief Executive Officer, include:

o	Monitor the overall performance of Alpine 4 Technologies, Ltd.;
o
Meet with management reporting to this position on a regular basis to establish goals, objective and long-range plans for:  Profit, Revenue, Expense, Capital, Sales & Marketing, and Business Development;

o	Provide budgetary guidelines;
o	Establish or approve all corporate policies, including: Operations Policy, Fiscal Policy, Sales and Marketing Policy, Compensation and Benefit Policy, Personnel Policy;
o	Meet with Chief Financial Officer/Controller to monitor the overall financial condition of Alpine 4 Technologies, Ltd.;
o	Establish and execute plans for purchase and/or replacement of equipment and facilities to ensure continued growth; and
o	Ensure that adequate working capital is available to operate the business.

-	Mr. Wilson's principal duties as Chief Financial officer, include:
o	Work with the CEO and the Board of Directors (BOD) in the financial management and planning of Alpine 4 Technologies, Ltd.;
o	Plan: Plan daily activities that accomplish correct completion of duties of financial reporting staff schedule to sufficiently maintain high levels of work processing and accuracy;
o	Direct: Develop Assigned Task Lists (ATL) and supervise the completion of duties of the financial reporting staff to assure the accomplishment of departmental goals and objectives;
o	Control: Performance is controlled through the Cash Flow, Executive Summary and Monthly Budget Variance Report and evaluating pertinent financial information and take action to correct variances; and
o
Take any reasonable action necessary to carry out the responsibilities of the position, while it is consistent with 1) established company policy, 2) sound business judgment and 3) the achievement of profit.

-	Mr. Wilson is to devote full time efforts to the Company pursuant to the Wilson Agreement.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Kent Wilson, Chief Executive Officer (Principal Executive Officer)	2014	$0 (see note 1)	$0 (see note 2)	$12,320	0	0	0	$18,000	$30,320
	2015	15,000	0	$5,000,000	0	0	0	$12,000	$5,027,000
Richard Battaglini, (former President) (3)	2014	$0	$0	$2,700	0	0	0	$18,000	$20,700
	2015	0	0	0	0	0	0	0	0

1.	Mr. Wilson's base salary during the initial 60 days of employment shall be $120,000 per year, until the company completes its first acquisition, at which time it will change to $200,000 per year.
2.	In the event that the Company's stock price trades above $3.00 per share, the Company will pay Mr. Wilson a $250,000 performance bonus.
3.
Mr. Battaglini agreed to cancel 78,000,000 of these shares (with an aggregate value of $7,800) on October 23, 2014, and agreed to cancel an additional 34, 623, 998 of these shares on April 29, 2015, in connection with his resignation from Alpine 4.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth certain information regarding beneficial ownership of Alpine 4 common stock as of March 25, 2016, (i) by each person (or group of affiliated persons) who owns beneficially more than five percent of the outstanding shares of common stock, (ii) by each director and executive officer of Alpine 4, and (iii) by all of the directors and executive officers of Alpine 4 as a group.  The percentages are based on the following figures:

-	208,705,690 shares of Alpine 4 Class A common stock outstanding as of March 25, 2016; and
-	16,000,000 shares of Alpine 4 Class B common stock outstanding as of March 25, 2016.

Except as otherwise noted, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name and Address of beneficial owner (1)	Amount of beneficial ownership of Class A Common Stock	Amount of beneficial ownership of Class B Common Stock	Percentage of Class A Common Stock (2)	Percentage of Class B Common Stock	Voting Power (3)
Richard Battaglini, Former Chairman of the Board and Former President	21,232,302	0	10.17%		10.17%
Kent B. Wilson, Chief Executive Officer, Chief Financial Officer, Director(4)	24,316,890	10,000,000	11.65%	62.50%	59.57%
Scott Edwards, Director (5)	2,520,000	2,000,000	1.21%	12.50%	10.79%
Charles Winters, Director (6)	7,098,000	2,000,000	3.40%	12.50%	12.98%
Ian Kantrowitz, Director (7)	5,210,940	2,000,000	2.50%	12.50%	12.08%
All Officers and Directors As a Group (4 persons)	39,145,830	16,000,000	18.76%	100.00%	95.42%

(1)	Except as otherwise indicated, the address of the stockholder is: Alpine 4 Technologies Ltd., 4742 N. 24th Street, Suite 300, Phoenix AZ 85016.
(2)	The percentages listed in the table are based on 208,705,690 shares of Alpine 4 Class A common stock outstanding as of March 25, 2016.
(3)
The Voting Power column includes the effect of shares of Class B common stock held by the named individuals, as indicated in the footnotes below. Each share of Class B common stock has 10 votes.  The total voting power for each person is also explained in the footnotes below.

(4)
Mr. Wilson owns 24,316,890 shares of Class A common stock, and 10,000,000 shares of Class B common stock, which represents an aggregate of 124,316,890 votes, or approximately 59.57% of the voting power.

(5)
Mr. Edwards owned as of the AutoTek Record Date, directly or indirectly, 420,000 shares of AutoTek common stock. Mr. Edwards participated in the Share Exchange and received 2,520,000 shares of Class A Common Stock Exchange Shares of Alpine 4 Common Stock for his 420,000 shares of AutoTek common stock in the Share Exchange.  Additionally, Mr. Edward owns 2,000,000 shares of Alpine 4 Class B Common Stock which together with the Exchange Shares will represent an aggregate of 22,520,000 votes, or approximately 10.79 % of the voting power.

(6)
Mr. Winters owned as of the AutoTek Record Date, directly or indirectly, 1,183,000 shares of AutoTek common stock. Mr. Winters participated in the Share Exchange and received 7,098,000 Shares of Class A Common Stock in the Share Exchange.  Additionally, Mr. Winters owns 2,000,000 shares of Alpine 4 Class B Common Stock which together with the Exchange Shares will represent an aggregate of 27,098,000 votes, or approximately 12.98% of the voting power.

(7)
Mr. Kantrowitz owned as of the AutoTek Record Date, directly or indirectly, 868,490 shares of AutoTek common stock. Mr. Kantrowitz participated in the Share Exchange and received 5,210,940 shares of Class A Common Stock in the Share Exchange.  Additionally, Mr. Kantrowitz owns 2,000,000 shares of Alpine 4 Class B Common Stock which together with the Exchange Shares will represent an aggregate of 25,210,940 votes, or approximately 12.08% of the voting power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2015, the following persons failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2015:

Name and Principal Position	Number of Late Reports	Transactions not Reported in Timely Manner	Known Failures to File a Required Form
Kent Wilson, CEO, CFO, Director	1	1	None
Charles Winters, Director	1	1	None
Scott Edwards, Director	1	1	None
Ian Kantrowitz	2	3	None

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transaction – Promissory Note

On September 15, 2015, the Company's VP of Acquisitions, Shannon Rigney, loaned $25,000 to the Company pursuant to a convertible promissory note.  The note is due on March 15, 2016, and accrues interest at a rate of 10% for each six-month period.  The note is convertible into shares of the Company's common stock at a price of $0.10 per share.

Licensing Agreement

On August 5, 2014, the Company entered into a Licensing Agreement (the "Agreement") with AutoTek Incorporated ("AutoTek").  Richard Battaglini, the Company's former President, former Chairman and former majority shareholder of the Company, is also the President and Chairman of AutoTek.

AutoTek is the owner of software source code (the "Source Code") which AutoTek licensed to the Company under the Agreement.  The Company then developed that Source Code into a portfolio of consumer and professional software applications, called 6thSenseAuto (formerly LotWatch and ServiceWatch) products designed to assist automobile dealerships.  Prior to August 2014, AutoTek had started the development of the Source Code of LotWatch and ServiceWatch, but had not completed it, and had not taken further steps to commercialize such asset.

6th Sense provides real-time information relating to each vehicle on a dealer's lot, and interfaces with a new vehicle, and provides information to a dealership service department about the vehicle, designed to improve communications between a dealer and a customer, and to provide better service to the customer.  Collectively, LotWatch and ServiceWatch were referred to in the Agreement as the "Licensed Technology."

Pursuant to the Agreement, AutoTek granted to the Company an exclusive, transferable (including sub licensable) worldwide perpetual license of the Licensed Technology, to make, use, iport, lease, and sell products incorporating the Licensed Technology (the "Licensed Products").  The Company is required to pay to AutoTek royalty payments equal to $10 per ServiceWatch device activated using the Licensed Technology.

As amended, the term of the Agreement originally ran from its execution through the earlier of (A) the execution and closing of the definitive purchase agreement by the parties and providing for the acquisition of all of AutoTek's issued capital stock or AutoTek's assets and intellectual property rights related to the source code, or (B) the second annual anniversary of the effective date.  Following the AutoTek Special Meeting where the AutoTek shareholders voted to approve the entry into the Agreement and to sell the Source Code asset to the Company, the Company and AutoTek worked together to close the Asset Purchase Transaction in February 2016.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
The Board has appointed Malone Bailey LLP ("Malone Bailey"), independent registered public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2016.  As reported in the Company's Current Report on Form 8-K filed with the SEC on December 16, 2015, the Company recently dismissed its prior independent registered public accounting firm, Anton & Chia, LLP, and engaged Malone Bailey.  The following information was included in the Current Report on Form 8-K:

Dismissal of Anton & Chia, LLP

On December 10, 2015, the Board of Directors of Alpine 4 Technologies Ltd., a Delaware corporation (the "Company"), terminated the engagement of Anton & Chia, LLP ("Anton"), as the Company's independent certifying accountant.  Other than an explanatory paragraph included in Anton's audit report for the Registrant's fiscal year ended December 31, 2014, relating to the uncertainty of the Registrant's ability to continue as a going concern, the audit report for fiscal year ended December 31, 2014, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. As described below, the change in independent public accounting firms is not the result of any disagreement with Anton.

Anton was appointed by the Board of Directors to be the auditor from inception of the Company, and provided an initial audit report dated May 7, 2014.  There were no disagreements with Anton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Anton, would have caused Anton to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Appointment of Malone Bailey LLP

On December 10, 2015, the Company's Board of Directors approved the engagement of Malone Bailey LLP, of Houston, Texas ("Malone Bailey"), as the Company's independent registered public accounting firm.

The Company has not consulted with Malone Bailey during its two most recent fiscal years or during any subsequent interim period prior to its appointment as the Company's independent registered public accounting firm with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's consolidated financial statements, or any other matters or reportable events as defined in Items 304(a)(2)(i) and (ii) of Regulation S-K.

THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF MALONE BAILEY LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2015.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Anton & Chia, LLP
Anton & Chia was the Company's independent registered public accounting firm from inception through 2014. Set below are aggregate fees billed by Anton & Chia for professional services rendered for the year ended December 31, 2014.

Audit Fees

The fees for the audit and review services billed and to be billed by Anton & Chia for the period from January 1, 2014, to December 31, 2014 were $25,000.

Audit Related Fees

The fees for the audit related services billed and to be billed by Anton & Chia for the period from January 1, 2014, to December 31, 2014 were $15,000.

Tax Fees

None.

Malone Bailey, LLP

Malone Bailey was appointed as the Company's independent registered public accounting firm on December 10, 2015. Set below are aggregate fees billed by Malone Bailey for professional services rendered for the year ended December 31, 2015.

Audit Fees

The fees for the audit and review services billed and to be billed by Malone Bailey for the period from January 1, 2015, to December 31, 2015, were $17,500.

Audit Related Fees

The fees for the audit related services billed and to be billed by Malone Bailey for the period from January 1, 2015, to December 31, 2015, were $0.

Tax Fees

The fees for the tax and tax related services billed and to be billed by Malone Bailey for the period from January 1, 2015, to December 31, 2015, were $0.

Board Pre-Approval Policies and Procedures
Our Board's policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm in accordance with applicable SEC rules. The Board of Directors generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management periodically report to the Board regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date.

We do not expect representatives of Malone Bailey LLP to be present at the Annual Meeting.

PROPOSAL 3
ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION

The following proposal is an advisory, non-binding vote on the compensation of the Company's Named Executive Officers, or a "Say-on-Pay" proposal, as required by Section 14A of the Securities Exchange Act, which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by rules of the SEC. The Company presents the resolution set forth below for approval by the stockholders.

We believe that our compensation policies and procedures are competitive, are focused on pay for performance principles and are strongly aligned with the long-term interests of our stockholders. In addition, our compensation programs are designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

We encourage you to closely review the compensation of our "Named Executive Officers" as described in this Proxy Statement under "Executive Compensation." Stockholders are encouraged to read this section of the Proxy Statement, which discusses the compensation of our Named Executive Officers.

We seek to attract and retain experienced, highly qualified executives critical to the Company's long-term success and enhancement of stockholder value.  The Board believes the Company's compensation policies and procedures achieve this objective, and therefore recommend stockholders vote "FOR" the proposal.  Specifically, stockholders are being asked to approve the following:

"RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, is hereby APPROVED."

Because your vote is advisory, it will not be binding upon our Board and may not be construed as overruling any decision by the Board or create or imply any additional fiduciary duty by the Board. However, the Board and Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourage all stockholders to vote their shares in this manner.  The Board will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

        THE BOARD RECOMMENDS A VOTE "FOR" THE NON-BINDING RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL 4
ADVISORY VOTE ON FREQUENCY OF FUTURE STOCKHOLDER
VOTING ON EXECUTIVE COMPENSATION

             Proposal 4 is an advisory, non-binding vote on the frequency of stockholder votes on executive compensation, or a "Say-on-Frequency" proposal, as required by Section 14A of the Securities Exchange Act, which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by rules of the SEC. We are asking our stockholders to vote upon a Say-on-Frequency vote at our 2016 Annual Meeting.

                 In Proposal 3, we asked our stockholders to vote on the compensation of the Company's Named Executive Officers. Proposal 3 is commonly called a "say-on-pay" proposal. In Proposal 4, stockholders may cast an advisory, non-binding vote on how often the Company should include a say-on-pay proposal in its proxy materials for future annual stockholder meetings or other meetings of stockholders at which directors will be elected and for which the rules of the SEC require executive compensation disclosure pursuant to Item 402 of Regulation S-K. The vote on this proposal is not binding on the Company but will be considered by the Company as it administers its executive compensation program. Stockholders may vote for a frequency of say-on-pay votes of one, two, or three years, or may abstain from voting. The Board recommends that a non-binding advisory vote to approve the compensation of its executive officers as described in its annual proxy statements occur every three years. The Board believes that holding this vote every three years will be the most effective timeframe because it will provide the Board and the Compensation Committee with sufficient time to evaluate the results of a say-on-pay vote, engage with its stockholders following each such vote, if appropriate, to understand any concerns the Company's shareholders may have, and to implement any changes they deem appropriate in response to the vote results.

Stockholders should note that their views on compensation are not binding on the Company. This vote also will not be binding on the Company's Board of Directors and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board. The Board may, however, take into account the outcome of the vote when considering when to present stockholders with a resolution to approve executive compensation.

Stockholders may vote for a frequency of Say-on-Pay votes of one, two, or three years, or may abstain from voting.

While our executive compensation program is designed to promote a long-term connection between compensation and performance, our Board recognizes that executive compensation decisions and disclosures are made annually. However, after careful consideration, our Board of Directors believes the presentation of a resolution to approve the compensation of our executives should be presented to stockholders for an advisory vote every three years.

        THE BOARD RECOMMENDS A VOTE FOR THE "THREE YEARS" OPTION WITH RESPECT TO THE ADVISORY PROPOSAL ON THE FREQUENCY OF THE STOCKHOLDERS' VOTE ON EXECUTIVE COMPENSATION.

ANNUAL REPORT
The Company's Annual Report on Form 10-K, including financial statements, for the fiscal year ended December 31, 2015, accompanies this Proxy Statement or is available via the Internet at www.sec.gov.
IN ADDITION, THE COMPANY WILL PROVIDE WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2015. REQUESTS SHOULD BE MAILED TO THE SECRETARY, ALPINE 4 TECHNOLOGIES LTD., 4742 N. 24TH STREET, SUITE 300, PHOENIX, AZ 85016.

INTERNET AVAILABILITY OF PROXY MATERIALS

A COMPLETE SET OF PROXY MATERIALS RELATING TO OUR ANNUAL MEETING IS AVAILABLE ON THE INTERNET. THESE MATERIALS, CONSISTING OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT TO STOCKHOLDERS, MAY BE VIEWED AT WWW.SEC.GOV. INFORMATION INCLUDED ON THE COMPANY'S WEBSITE, OTHER THAN THE MATERIALS RELATED TO THE ANNUAL MEETING, IS NOT PART OF THE PROXY SOLICITING MATERIALS.

OTHER MATTERS
As of the date of this proxy statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

By Order of the Board of Directors,
ALPINE 4 TECHNOLOGIES LTD.

Phoenix, Arizona	/s/ Kent B. Wilson
April 1, 2016	Chief Executive Officer

ALPINE 4 TECHNOLOGIES LTD.
4742 N. 24th Street, Suite 300
Phoenix, AZ 85016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby nominates, constitutes and appoints each of Kent B. Wilson and Charles Winters as the attorney, agent and proxy of the undersigned (the "Proxies"), with full power of substitution, to vote all stock of Alpine 4 Technologies Ltd., which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held April 23, 2016, at 1:30 p.m. Mountain Standard Time at the ASU SkySong Technology Center, 1475 North Scottsdale Road, Scottsdale, AZ 85257, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1

1.            ELECTION OF DIRECTORS:
☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY To vote for all nominees listed below

Election of the following nominees as directors:  Kent B. Wilson, Charles Winters, Scott Edwards, Ian Kantrowitz
(Instructions:  To withhold authority to vote for any nominee, print that nominee's name in the space provided below.)
________________
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2
2.            RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS:
☐ FOR	☐ AGAINST	☐ ABSTAIN

Ratification of the appointment of Malone Bailey LLP as the Company's independent auditors.
_________________
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3

3.         APPROVAL, BY NON-BINDING VOTE, OF EXECUTIVE COMPENSATION:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Approval, by non-binding vote, of executive compensation.
_______________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR 3 YEARS ON PROPOSAL 4

4.	RECOMMENDATION, BY NON-BINDING VOTE, ON THE FREQUENCY OF EXECUTIVE COMPENSATION VOTES:

☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

Recommendation, by non-binding vote, on the frequency of executive compensation votes.
________________

5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 PROPOSAL 2, AND PROPOSAL 3, AND FOR 3 YEARS ON PROPOSAL 4.
IMPORTANT – PLEASE SIGN, DATE AND RETURN PROMPTLY
DATED:
______________________________________, 2016

(Signature)
Please sign exactly as the name appears above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person
PLEASE SIGN THIS CARD AND RETURN PROMPTLY. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

1